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                                                                  EXHIBIT 10.165




                               THIRD AMENDMENT TO
                     REVOLVING SUBORDINATED LOAN AGREEMENT

This Third Amendment to Revolving Subordinated Loan Agreement ("this Third Amendment") is made and entered into by and between The Charles Schwab Corporation (the "Lender") and Charles Schwab & Co., Inc. (the "Organization") as of this 12th day of December, 1995. Unless otherwise specified herein, all capitalized terms herein shall have the meanings ascribed to them in the Revolving Subordinated Loan Agreement dated as of September 29, 1988, as amended by a First Amendment thereto dated as of April 18, 1990 and a Second Amendment thereto dated as of November 1, 1991, both between the Lender and the Organization (collectively, the "Agreement").

WHEREAS, the Organization and the Lender desire to amend the Agreement to increase the permissible aggregate principal amount of loans outstanding at any one time from $180,000,000 to $250,000,000.

NOW, THEREFORE, the Organization and the Lender hereby amend the Agreement as follows:

         1. The figure "$250,000,000" shall be and hereby is substituted in place of the figure "$180,000,000" in the second paragraph of paragraph "1." of the Agreement.

         2. Contemporaneously with the execution hereof, the Organization shall execute and deliver to the Lender a new promissory note in the form attached hereto as Exhibit A (the "new Revolving Note"), which new Revolving Note shall replace and supersede the Revolving Note dated November 1, 1991 made and delivered by the Organization to the Lender.

         3. Contemporaneously with the execution hereof, the Lender and the Organization shall execute a Roll-Over Attachment in the form attached hereto as Exhibit B (the "Roll-Over Attachment"), pursuant to which the Lender and the Organization agree that the Commitment Termination Date and the Scheduled Maturity Date shall in each year, without further action by either the Lender or the Organization, be extended to September 29 of the following year, unless on or before the day twelve months preceding the Scheduled Maturity Date then in effect, the Lender shall notify the Organization in writing, with a written copy to the New York Stock Exchange, Inc., that the Commitment Termination Date and the Scheduled Maturity Date then in effect shall not be extended. The Roll-Over Attachment shall become part of the Agreement as amended by this Third Amendment.
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         4.      Except for the amendment expressly specified above, all other provisions of the Agreement remain in full force and effect.

IN WITNESS WHEREOF, this Third Amendment is executed as of December 12, 1995 at San Francisco, California.

                                        THE ORGANIZATION:

                                        CHARLES SCHWAB & CO., INC.


                                        By    /s/   Christopher V. Dodds
                                           ------------------------------------
                                                    Christopher V. Dodds
                                        Its Senior Vice President and Treasurer



                                        THE LENDER:

                                        THE CHARLES SCHWAB CORPORATION


                                        By    /s/   A. John Gambs
                                           -------------------------------------
                                                    A. John Gambs
                                        Its Executive Vice President - Finance
                                              and Chief Financial Officer





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                                                                       Exhibit A


                                 REVOLVING NOTE

$250,000,000                                          Date: December 12, 1995

         For value received, the undersigned Charles Schwab & Co., Inc. ("Organization") hereby promises to pay to the order of The Charles Schwab Corporation ("Lender") the principal amount of each advance made by the Lender to the Organization under the terms of a Revolving Subordinated Loan Agreement between the Organization and the Lender dated as of September 29, 1988, as amended by a First Amendment thereto between the Organization and the Lender dated as of April 18, 1990, a Second Amendment thereto between the Organization and the Lender dated as of November 1, 1991, and a Third Amendment thereto between the Organization and the Lender dated as of December 12, 1995, (collectively, the "Agreement"), as shown in the schedule attached hereto and any continuation thereof, payable at such times as are specified in the Agreement. The undersigned also promises to pay interest on the unpaid principal amount of each advance from the date of such advance until such principal is paid, at the rates per annum, and payable at such times, as are specified in the Agreement. The Note shall be subject to the Agreement, and all principal and interest payable hereunder shall be due and payable in accordance with the terms of the Agreement. Terms defined in the Agreement are used herein with the same meanings.

         The maturity date of this Revolving Note shall be September 29, 1997. The maturity date shall in each year, without further action by either the Lender or the Organization, be extended to September 29 of the following year, unless on or before the day twelve months preceding the maturity date then in effect, the Lender shall notify the Organization in writing, with a written copy to the New York Stock Exchange, Inc., that such maturity date shall not be extended.

         This Revolving Note replaces and supersedes the Revolving Note dated November 1, 1991 in the maximum principal amount of $180,000,000, delivered by the Organization to the Lender.





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         IN WITNESS WHEREOF, the undersigned has caused this Revolving Note to be executed by its officer thereunto duly authorized and directed by appropriate corporate authority.


                                        Charles Schwab & Co., Inc.



                                        By    /s/   Christopher V. Dodds
                                           --------------------------------
                                        Christopher V. Dodds
                                        Senior Vice President and Treasurer





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                                                                       Exhibit B


                              ROLL-OVER ATTACHMENT

Additional provision for Revolving Subordinated Loan Agreement, as amended, between The Charles Schwab Corporation ("Lender") and Charles Schwab & Co., Inc. ("Organization").

Principal Amount: $ 250,000,000
Date of Agreement: September 29, 1988
Date of First Amendment to Agreement: April 18, 1990
Date of Second Amendment to Agreement: November 1, 1991
Date of Third Amendment to Agreement: December 12, 1995


Pursuant to the roll-over provisions of the Agreement as amended, the Commitment Termination Date in Paragraph 1 of the Agreement is September 29, 1996, and the Scheduled Maturity Date in Paragraph 1 of the Agreement is September 29, 1997. The Commitment Termination Date and the Scheduled Maturity Date shall in each year, without further action by either the Lender or the Organization, be extended to September 29 of the following year, unless on or before the day twelve months preceding the Scheduled Maturity Date then in effect, the Lender shall notify the Organization, in writing, with a written copy to the New York Stock Exchange, Inc., that the Commitment Termination Date and the Scheduled Maturity Date then in effect shall not be extended.


                                        THE ORGANIZATION:

                                        CHARLES SCHWAB & CO., INC.


                                        By    /s/   Christopher V. Dodds
                                           ------------------------------------
                                                    Christopher V. Dodds
                                        Its Senior Vice President and Treasurer


                                        THE LENDER

                                        THE CHARLES SCHWAB CORPORATION

                                        By    /s/   A. John Gambs
                                           ------------------------------------
                                                    A. John Gambs
                                        Its Executive Vice President and Chief
                                        Financial Officer





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